UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2010

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-33709	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Baishi Road, Jiuzhou West Avenue, Zhuhai People’s Republic of China	519070
(Address of principal executive offices)	(Zip code)

Company’s telephone number, including area code:	0086-756-8538908

N/A
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed Interim Review.

On May 14, 2010, the management and the Board of Directors of the China Architectural Engineering, Inc. (the “Company”) concluded that the Company’s previously issued financial statements

(i)
as of and for the periods ended June 30, 2007 and September 30, 2007 as included in the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on September 4, 2007 (as amended by Amendment No. 1 on Form10-Q/A on September 21, 2007) and November 14, 2007, respectively (the “2007 Quarterly Reports”),

(ii)
as of and for the periods ended March 31, 2008 and June 30, 2008 as included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 14, 2008 and August 11, 2008 (the “2008 Quarterly Reports”), and

(iii)
as of each of and for each of the three years ended December 31, 2009 as included in the Company’s Annual Report on Form 10-K filed with the SEC on March 4, 2010 and Amendment No. 1 on the Form 10-K/A filed with the SEC on and April 30, 2010 (the “Form 10-K”, and collectively with the 2007 Quarterly Reports and 2008 Quarterly Reports, the “Filings”).

should not be relied upon due to an error in the accounting of related to the timing of the interest expense related to the Company’s outstanding $8,000,000 Variable Rate Convertible Bonds due 2012 and $20,000,000 12% Convertible Bonds due 2011 that resulted in overstatements and understatements of the interest expenses related to the bonds during various quarters before the second quarter of 2008.   Due to the accounting errors, the interest expense was overstated by approximately $0.3 million, $0.5 million, and $0.7 million for the second, third, and fourth quarters of fiscal year 2007, respectively, for a total overstatement of approximately $1.5 million for fiscal 2007.  The interest expense was overstated by approximately $0.1 million in the first quarter of 2008 and all the overstatements, approximately $1.6 million, were reversed in the second quarter of 2008.  For the year ended December 31, 2009, there was an overstatement of the interest expense of $7,984 in the second quarter and an understatement of $5,991 during the third quarter, for a total of overstatement of $1,993 for fiscal year 2009. The net bonds payable amounts were presented correctly in the Company’s financial statements as of December 31, 2008 and 2009, and it was only the components of the Convertible Bonds that were restated, while the net payable amounts as of December 31, 2007 was stated with correction of errors.

Additionally, the Form 10-K failed to recognize the addition of an equity compensation charge in the amount of $4,976 related to a portion of options granted in October 2009 that the Company inadvertently omitted in the Form 10-K.  Together with the overstatement of  interest expenses of $1,993, the loss for the year ended December 31, 2009 was understated by $2,983 and the retained earnings as of December 31, 2009 was overstated by $2,983.  The Form 10-K contained an accounting error that consisted of $1.5 million of consolidation exchange loss resulting from the intercompany investments elimination was incorrectly included in the additional paid in capital instead of the accumulated comprehensive income presented in the Stockholders’ Statement of Equity and Comprehensive Income for the year ended December 31, 2009. All the errors for the year ended December 31, 2009 occurred among the components of the shareholders’ equity that the total shareholders’ equity was presented correctly as of December 31, 2009 as in the Form 10-K.

The following is a summary items affected by the corrections described above for each of the periods indicated below:

Consolidated Balance Sheets

As of December 31, 2009 and 2008

	As of December 31, 2009
	As previously
	reported	Adjustments	As restated

Additional paid in capital	24,938,476	1,557,400	26,495,876
Accumulated other comprehensive income	5,422,854	(1,554,417)	3,868,437
Retained earnings	11,134,067	(2,983)	11,131,084

	As of December 31, 2008
	As previously
	reported	Adjustments	As restated

Additional paid in capital	23,043,792	(7,200)	23,036,592
Accumulated other comprehensive income	5,443,432	7,200	5,450,632

As of June 30, 2007, September 30, 2007, March 31, 2008 and June 30, 2008

	As of June 30, 2007
	As previously
	reported	Adjustments	As restated

Convertible bond payable, net	5,544,064	(10,802)	5,533,262
Additional paid in capital	11,710,602	(281,472)	11,429,130
Retained earnings	17,371,524	292,274	17,663,798

	As of September 30, 2007
	As previously
	reported	Adjustments	As restated

Convertible bond payable, net	4,220,900	1,530,939	5,751,839
Additional paid in capital	13,790,282	(2,361,152)	11,429,130
Retained earnings	20,457,002	830,213	21,287,215

	As of March 31, 2008
	As previously
	reported	Adjustments	As restated

Convertible bond payable, net	5,871,428	351,054	6,222,482
Additional paid in capital	21,594,712	(1,953,752)	19,640,960

Retained earnings	28,987,554	1,602,698	30,590,252

Consolidated Statements of Operations

For the years ended December 31, 2009, 2008 and 2007

	For the year ended December 31, 2009
	As previously
	reported	Adjustments	As restated
Selling, general and administrative expenses	$21,087,131	$4,976	$21,092,107
Income / (Loss) from operations	1,381,820	(4,976)	1,376,844
Interest expense	6,333,486	(1,993)	6,331,493
0ncome / (Loss) before taxation on Continuing Operations	(5,045,611)	(2,983)	(5,048,594)
Net Earnings/(Loss) including non-controlling interest	(6,839,374)	(2,983)	(6,842,357)
Net Earnings/(Loss) attributable to the Company	(6,806,354)	(2,983)	(6,809,337)

	For the year ended December 31, 2008
	As previously
	reported	Adjustments	As restated
Interest expense	$4,377,331	$1,502,291	$5,879,622
Income / (Loss) before taxation on Continuing Operations	(5,897,313)	(1,502,291)	(7,399,604)
Net Earnings/(Loss) including non-controlling interest	(5,893,664)	(1,502,291)	(7,395,955)
Net Earnings/(Loss) attributable to the Company	(5,873,415)	(1,502,291)	(7,375,706)
Earnings/(Loss) per share:
Basic	(0.11)	(0.03)	(0.14)
Diluted	(0.11)	(0.03)	(0.14)

	For the year ended December 31, 2007
	As previously
	reported	Adjustments	As restated
Interest expense	$2,144,768	$(1,502,291)	$642,477
Income / (Loss) before taxation on Continuing Operations	14,454,812	1,502,291	15,957,103
Net Earnings/(Loss) including non-controlling interest	12,032,328	1,502,291	13,534,619
Net Earnings/(Loss) attributable to the Company	12,032,328	1,502,291	13,534,619
Earnings/(Loss) per share:
Basic	0.24	0.03	0.27
Diluted	0.24	0.02	0.26

For the periods ended June 30, 2007, September 30, 2007, March 31, 2008 and June 30, 2008

	For the three months ended June 30, 2007
	As previously
	reported	Adjustments	As restated
Interest expense	$572,379	$(292,274)	$280,105
Income / (Loss) before taxation on Continuing Operations	5,230,407	292,274	5,522,681
Net Earnings/(Loss) including non-controlling interest	4,292,777	292,274	4,585,051
Net Earnings/(Loss) attributable to the Company	4,278,500	292,274	4,570,774
Earnings/(Loss) per share:
Diluted	0.08	0.01	0.09

	For the six months ended June 30, 2007
	As previously
	reported	Adjustments	As restated
Interest expense	$576,459	$(292,274)	$284,185
Income / (Loss) before taxation on Continuing Operations	7,253,074	292,274	7,545,348
Net Earnings/(Loss) including non-controlling interest	5,988,396	292,274	6,280,670
Net Earnings/(Loss) attributable to the Company	5,974,119	292,274	6,266,393
Earnings/(Loss) per share:
Basic	0.12	0.01	0.13

	For the three months ended September 30, 2007
	As previously
	reported	Adjustments	As restated
Interest expense	$764,747	$(537,939)	$226,808
Income / (Loss) before taxation on Continuing Operations	3,916,040	537,939	4,453,979
Net Earnings/(Loss) including non-controlling interest	3,131,296	537,939	3,669,235
Net Earnings/(Loss) attributable to the Company	3,132,383	537,939	3,670,322
Earnings/(Loss) per share:
Basic	0.06	0.01	0.07
Diluted	0.06	0.01	0.07

	For the nine months ended September 30, 2007
	As previously
	reported	Adjustments	As restated
Interest expense	$1,341,206	$(830,213)	$510,993
Income / (Loss) before taxation on Continuing Operations	11,169,114	830,213	11,999,327
Net Earnings/(Loss) including non-controlling interest	9,119,692	830,213	9,949,905
Net Earnings/(Loss) attributable to the Company	9,106,502	830,213	9,936,715
Earnings/(Loss) per share:
Basic	0.18	0.02	0.2
Diluted	0.18	0.02	0.2

	For the three months ended March 31, 2008
	As previously
	reported	Adjustments	As restated
Interest expense	$334,137	$(100,407)	$233,730
Income / (Loss) before taxation on Continuing Operations	5,229,115	100,407	5,329,522
Net Earnings/(Loss) including non-controlling interest	5,181,748	100,407	5,282,155
Net Earnings/(Loss) attributable to the Company	5,173,718	100,407	5,274,125
Earnings/(Loss) per share:
Diluted	0.09	0.01	0.10

Consolidated Statement of Stockholders’ Equity and Comprehensive Income

For the years ended December 31, 2009, 2008 and 2007

	For the year ended December 31, 2009
	As previously
	reported	Adjustments	As restated
Additional paid in capital	24,938,476	1,557,400	26,495,876
Accumulated other comprehensive income	5,422,854	(1,554,417)	3,868,437
Retained Earnings	11,134,067	(2,983)	11,131,084

	For the year ended December 31, 2008
	As previously
	reported	Adjustments	As restated
Additional paid in capital	23,043,792	(7,200)	23,036,592
Accumulated other comprehensive income	5,443,432	7,200	5,450,632

	For the year ended December 31, 2007
	As previously
	reported	Adjustments	As restated
Additional paid in capital	23,665,558	(4,024,598)	19,640,960
Retained Earnings	23,813,836	1,502,291	25,316,127
Total company shareholders’ equity	52,464,602	(2,522,307)	49,942,295
Total shareholders equity	52,514,084	(2,522,307)	49,991,777

For the periods ended June 30, 2007, September 30, 2007, March 31, 2008 and June 30, 2008

	For the six months ended June 30, 2007
	As previously
	reported	Adjustments	As restated
Additional paid in capital	11,710,602	(281,472)	11,429,130
Retained Earnings	17,371,524	292,274	17,663,798
Total company shareholders’ equity	31,231,954	10,802	31,242,756
Total shareholders equity	31,168,547	10,802	31,179,349

	For the nine months ended September 30, 2007
	As previously
	reported	Adjustments	As restated
Additional paid in capital	13,790,282	(2,361,152)	11,429,130
Retained Earnings	20,457,002	830,213	21,287,215
Total company shareholders’ equity	37,069,166	(1,530,939)	35,538,227
Total shareholders equity	36,980,538	(1,530,939)	35,449,599

	For the three months ended March 31, 2008
	As previously
	reported	Adjustments	As restated
Additional paid in capital	21,594,712	(1,953,752)	19,640,960
Retained Earnings	28,987,554	1,602,698	30,590,252
Total company shareholders’ equity	57,480,595	(351,054)	57,129,541
Total shareholders equity	57,443,331	(351,054)	57,092,277

Consolidated Statements of Cash Flows

For the years ended December 31, 2009, 2008 and 2007

	For the year ended December 31, 2009
	As previously
	reported	Adjustments	As restated
Net Earnings/(loss)	$(6,839,374)	$(2,983)	$(6,842,357)
Amortization expenses on convertible bond discount	1,551,675	(1,993)	1,549,682
Amortization expenses on fair value of staff stock options	-	4,976	4,976

	For the year ended December 31, 2008
	As previously
	reported	Adjustments	As restated
Net Earnings/(loss)	$(5,893,664)	$(1,502,291)	$(7,395,955)
Amortization expenses on convertible bond discount	1,901,739	1,502,291	3,404,030

	For the year ended December 31, 2007
	As previously
	reported	Adjustments	As restated
Net Earnings/(loss)	$12,032,328	$1,502,291	$13,534,619
Amortization expenses on convertible bond discount	2,144,768	(1,502,291)	642,477

For the periods ended June 30, 2007, September 30, 2007, March 31, 2008 and June 30, 2008

	For the three months ended June 30, 2007
	As previously
	reported	Adjustments	As restated
Net Earnings/(loss)	$4,278,500	$292,274	$4,570,774
Amortization expenses on convertible bond discount	479,965	(292,274)	187,691

	For the six months ended June 30, 2007
	As previously
	reported	Adjustments	As restated
Net Earnings/(loss)	$5,974,119	$292,274	$6,266,393
Amortization expenses on convertible bond discount	479,965	(292,274)	187,691
[ADD OTHER LINE ITEMS THAT REQUIRE CORRECTION]

	For the three months ended September 30, 2007
	As previously
	reported	Adjustments	As restated
Net Earnings/(loss)	$3,132,383	$537,939	$3,670,322
Amortization expenses on convertible bond discount	756,516	(537,939)	218,577
[ADD OTHER LINE ITEMS THAT REQUIRE CORRECTION]

	For the nine months ended September 30, 2007
	As previously
	reported	Adjustments	As restated
Net Earnings/(loss)	$9,106,502	$830,213	$9,936,715
Amortization expenses on convertible bond discount	1,236,481	(830,213)	406,268

	For the three months ended March 31, 2008
	As previously
	reported	Adjustments	As restated
Net Earnings/(loss)	$5,173,718	$100,407	$5,274,125
Amortization expenses on convertible bond discount	254,327	(100,407)	153,920

Corrections for the foregoing errors require a restatement of the financial statements contained in the Form 10-K (“Restatement”).  The Company has filed concurrently with this Current Report on Form 8-K an Amendment No. 2 to the Form 10-K (“Amended Form 10-K”) to correct the above noted errors.

We believe that the accounting errors were caused by lack of personnel with expertise in US generally accepted accounting principles and SEC rules and regulations, in addition to inadequate staffing and supervision that lead to the untimely identification and resolution of accounting and disclosure matters and failure to perform timely and effective reviews. We intend to take action to remediate these deficiencies going forward.

The Company’s Board of Directors and management conducted a review of the Company’s accounting treatment of the matters relating to the Restatement and it was concluded that the errors described above existed and required correction through the filing of this Current Report on Form 8-K and the Amended Form 10-K.  The Board of Directors and authorized officers of the Company discussed this matter and conclusion with Samuel H. Wong & Co., LLP, the Company’s independent auditors.

The Company has completed the Restatement with respect to the financial statement as previously issued in the Form 10-K and has filed with the SEC the Amended Form 10-K containing the Restatement.

Item 7.01	Regulation FD Disclosure.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated May 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2010	CHINA ARCHITECTURAL ENGINEERING, INC.

	By:	/s/ Luo Ken Yi
	Name	Luo Ken Yi
	Title:	Chief Executive Officer